                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): November 15, 2006

                                  METLIFE, INC.
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        (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  1-15787                     13-4075851
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)

 200 Park Avenue, New York, New York                    10166-0188
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(Address of Principal Executive Offices)                (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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        (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS.

     On November 15, 2006, MetLife, Inc. (the "Company") issued a press release announcing the declaration of fourth quarter 2006 dividends of $0.4038125 per share on the Company's floating rate non-cumulative preferred stock, Series A, and $0.4062500 per share on the Company's 6.50% non-cumulative preferred stock, Series B. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     On November 17, 2006, the Company issued a press release announcing the completion of the sale of the properties known as Stuyvesant Town, New York, New York ("Stuyvesant Town") and Peter Cooper Village, New York, New York ("Peter Cooper Village"). A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (a)          Not applicable

   (b)          Not applicable

   (c)          Not applicable

   (d)          Exhibits.

        99.1 Press release of MetLife, Inc., dated November 15, 2006, announcing the declaration of fourth quarter 2006 dividends on its floating rate non-cumulative preferred stock, Series A, and its 6.50% non-cumulative preferred stock, Series B.

        99.2 Press release of MetLife, Inc., dated November 17, 2006, announcing the completion of the sale of Stuyvesant Town and Peter Cooper Village.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METLIFE, INC.

                                 By: /s/ Gwenn L. Carr
                                     -------------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title: Senior Vice-President and Secretary

Date: November 20, 2006

                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                              EXHIBIT
--------                             -------

  99.1 Press release of MetLife, Inc., dated November 15, 2006, announcing the declaration of fourth quarter 2006 dividends on its floating rate non-cumulative preferred stock, Series A, and its 6.50% non-cumulative preferred stock, Series B.


  99.2 Press release of MetLife, Inc., dated November 17, 2006, announcing the completion of the sale of Stuyvesant Town and Peter Cooper Village.